UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 31, 1999


                             COMMERCIAL ASSETS, INC.
             (Exact name of registrant as specified in its charter)


                Maryland                      1-2262              84-1240911
     (State or other jurisdiction of     (Commission File       (IRS Employer
     incorporation or organization)          Number)         Identification No.)

   3410 South Galena Street, Suite 210                              80231
            Denver, Colorado                                      (Zip Code)
(Address of principal executive offices)

                                 (303) 614-9410
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On March 31, 1999, Commercial Assets, Inc. (the "Company") acquired a manufactured home community located in Tampa, Florida from Lake Shore Villas, Inc., The Inn at Lakeshore Villas, Ltd., and Lakeshore Villa Health Care, LTD. The community consists of 290 developed homesites. The developed homesites are 95% occupied.

The  consideration  for  the  community  was  determined   through   arms-length
negotiations with the sellers. Total consideration for the community was $8,300,000 of which $8,000,000 was paid in cash on hand and $300,000 represents estimated initial capital expenditures to be made at the community by the Company. The Company generally intends to continue to utilize the assets acquired in the transaction as rental properties which is the same manner as they were employed prior to the acquisition.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements in certain circumstances. Certain information included in this Report, the Company's Annual Report to Stockholders and other Company filings (collectively "SEC Filings") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC Filings) contains or may contain information that is forward looking, including, without limitation, statements regarding projections of the Company's future financial performance, cash flow, dividends and anticipated returns on real estate investments. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include: general economic and business conditions; interest rate changes; financing and refinancing risks; risks inherent in owning real estate or debt secured by real estate; future development rate of homesites; competition; the availability of real estate assets at prices which meet the Company's investment criteria; the Company's ability to reduce expense levels, implement rent increases and use leverage; and other risks set forth in the Company's Securities and Exchange Commission filings. Readers should carefully review the Company's financial statements and the notes thereto, as well as the risk factors described in the SEC Filings.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements

         The required financial statements will be filed by amendment within 60 days.

(b)      Pro Forma Financial Information

         The required pro forma financial information will be filed by amendment within 60 days.

(c)      Exhibits

         Exhibit No.                            Description

            10.12 Restated Purchase Agreement dated as of April 20, 1998, between Lake Shore Villas, Inc., The Inn at Lakeshore Villas, Ltd., and Lakeshore Villa Health Care, LTD. and Senior Care Group, Inc., Heights Healthcare Company, L.L.C., Community Acquisition and Development Corporation, CAX Lakeshore, L.L.C. and Lakeshore Utilities, L.L.C.

           10.12(a) Seventh Amendment to Purchase Agreement dated as of March 30, 1999, between Heights Healthcare Company, L.L.C., CAX Lakeshore, L.L.C., Lakeshore Utilities, L.L.C. and Senior Care Group, Inc. and Lake Shore Villas, Inc., The Inn at Lakeshore Villas, LTD. and Lakeshore Villa Health Care, LTD.

           10.12(b) Agreement to Assign dated as of March 31, 1999, between Heights Healthcare Company, L.L.C. and CAX Lakeshore, L.L.C.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              COMMERCIAL ASSETS, INC.

Date:  April 13, 1999
                                              By: /s/David M. Becker
                                                  ------------------------------
                                                  David M. Becker
                                                  Chief Financial Officer